Exhibit 99.1
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Forward-looking statements and safe harbor treatment All statements made by Cracker Barrel Old Country Store, Inc. (“the Company”) in this Presentation and in any commentary provided by the Company’s management in connection herewith other than statements of historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. A reader or listener should not place undue reliance on forward-looking statements, all of which involve known and unknown risks and uncertainties and other important factors that could cause the Company's actual results, performance or achievements, or those of the industries and markets in which the Company participates, to differ materially from the Company's expectations of future results, performance or achievements expressed or implied by these forward-looking statements. The Company's past results of operations do not necessarily indicate its future results, and the Company’s future results may differ materially from the Company’s past results and from the expectations and plans of the Company expressed in this presentation and management’s commentary due to various risks and uncertainties, including the risk factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year 2024 filed on September 27, 2024, and other risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. This presentation and the forward-looking statements contained therein and in management’s commentary speak only as of January 13, 2024. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this presentation or management’s commentary, whether as a result of new information, future events, changed circumstances or any other reason. 2

Cracker Barrel is a brand that holds a place in people’s hearts… Since 1969, guests have trusted Cracker Barrel as a destination for genuine service, rich comfort food, and a sense of classic country tradition. For those that love it, it’s a brand that makes people smile, and for many, the place where treasured family memories were made.

44 658 $3.4B ~20% $14.05 ~70K States Stores Revenue Retail Revenue Average restaurant check Employees 4 Note: Data is for FY24. Revenue is on a 52-week basis. Cracker Barrel by the numbers

Outstanding leadership team



Julie Masino
Chief Executive Officer
Mgmt Tenure: 1 year



Laura Daily
Chief Merchant
Mgmt Tenure: 13 years



Chris Edwards
Chief Strategy Officer
Mgmt Tenure: <1 year



Bruce Hoffmeister
Chief Information Officer
Mgmt Tenure: 4 years



Sarah Moore
Chief Marketing Officer
Mgmt Tenure : <1 year



Craig Pommells
Chief Financial Officer
Mgmt Tenure: 3 years



Donna Roberts
Chief Human Resources Officer
Mgmt Tenure: 5 years



Cammie Spillyards-Schaefer
Chief Operations Officer
Mgmt Tenure: 3 years



Mark Spurgin
Chief Restaurant Supply Chain Officer
Mgmt Tenure: 2 years



Rich Wolfson
General Counsel & Corporate Secretary
Mgmt Tenure: 7 years

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6 REFINE THE BRAND ENHANCE THE MENU EVOLVE THE STORE & GUEST EXPERIENCE WIN IN DIGITAL & OFF-PREMISE ELEVATE THE EMPLOYEE EXPERIENCE 5 PILLARS DRIVE RELEVANCY DELIVER FOOD & EXPERIENCE GUESTS LOVE GROW PROFITABILITY 3 IMPERATIVES 4 ENABLERS Tech Modernization Transformation System Margin Optimization Testing Transformation framework

Building momentum with early wins

REFINE THE BRAND

- Finalize brand positioning & platform
- Completed comprehensive retail & restaurant guest journey mapping

ENHANCE THE MENU

- Accelerated menu innovation
- Strengthened value proposition
- Optimized pricing delivering strong flowthrough
- 600 bps YOY improvement in Q1 dinner traffic
- BOH optimization launched to first full region

EVOLVE THE STORE & GUEST EXPERIENCE

- Improvements in key operating metrics most correlated with SSSG
- Making progress on "defensive" investments in maintenance capex to bring stores to brand standards in key areas
- Completed 19 "full" remodels and 12 "refreshes" as part of our remodel test

WIN IN DIGITAL & OFF-PREMISE

- 6M+ Cracker Barrel Rewards members
- Cracker Barrel Rewards delivering incremental sales & traffic
- Improvements in off-premise profitability and guest experience

ELEVATE THE EMPLOYEE EXPERIENCE

- Hourly turnover improved 17 p.p. in Q1 vs. prior year
- Implemented foundational human capital management system

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8 Menu innovation wins: Strengthening the pipeline 1) Increasing dinner preference with new craveworthy, ownable items 2) Leaning into breakfast expanding core platforms with new news 3) Upgrading product quality to ensure best-in-class core menu offerings

Expanding the pipeline Pot Roast & Dumplings 9 Nashville Hot Southern Fried Chicken Dumpling Chips & Skillet Dip Breakfast Patty Melt Sausage & Egg Hashbrown Casserole Fresh Berry Salad

1Q25 financial results demonstrate progress Q: How are the green shoots translating into financial results? [Craig] Targeted time: ~1 minute 10 Revenue Growth vs. prior year Q1 Total Revenue $845.1M +2.6% Comp Restaurant Sales vs. prior year Q1 +2.9% +290 bps Comparable store sales outperformed Black Box Casual Dining Industry 4 Quarters of sequential improvements in dinner traffic “We delivered positive comp sales performance for the 2nd consecutive quarter, driven by improved traffic and strong average check growth.” 10

11 Transformation expected to deliver meaningful improvement to financial performance Sales: $3.4B FY24* Adj. EBITDA: $206M Sales: $3.4B to $3.5B FY25 Guidance Adj. EBITDA: $200M to $215M Note*: 52-week basis. Net income for FY24 was $40.9M on a 53-week basis and $35.4M on a 52-week basis. FY27 Guidance Sales: $3.8B to $3.9B Adj. EBITDA: $375M to $425M Meaningful improvement in 2H26 & further acceleration in FY27 11 Key Drivers to Achieve FY27 Targets Traffic Drivers • Menu innovation/optimized marketing/Cracker Barrel Rewards • Improved guest experience • Remodels Non-Traffic Drivers • Strategic pricing • Cost savings and margin optimization ($50M to $60M)

12 Strategic investments will drive value-creating growth Potential Capital Expenditures by Year FY25 FY26 FY27 Baseline Capex $125M $125M $125M Strategic Investments* $35M to $55M $55M to $95M $135M to $175M Total Capex $160M to $180M $180M to $220M $260M to $300M *Strategic investments include two categories: 1) Growth investments such as remodels and technology 2) Defensive investments related to maintenance

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Thank you! 15

DENTSU CREATIVE Non-GAAP reconciliation 16 In the accompanying presentation and the below reconciliation tables, the Company makes reference to EBITDA and adjusted EBITDA. The Company defines EBITDA as net income, calculated in accordance with GAAP, excluding depreciation and amortization, interest expense and tax expense. The Company further adjusts EBITDA to exclude, to the extent the following items occurred during the periods presented: (i) expenses related to share-based compensation, (ii) impairment charges and store closing costs, (iii) the proxy contest in connection with the Company’s 2024 annual meeting of shareholders, (iv) goodwill impairment charges, (v) the Company’s CEO transition, (vi) expenses associated with the Company’s strategic transformation initiative, (vii) a corporate restructuring charge, and (viii) an employee benefits policy change. The Company believes that presentation of EBITDA and adjusted EBITDA provides investors with an enhanced understanding of the Company's operating performance and debt leverage metrics and enhances comparability with the Company’s historical results, and that the presentation of this non-GAAP financial measure, when combined with the primary presentation of net income, is beneficial to an investor’s complete understanding of the Company’s operating performance. This information is not intended to be considered in isolation or as a substitute for net income prepared in accordance with GAAP. The Company is not able to reconcile the forward-looking estimate of adjusted EBITDA set forth in the accompanying presentation to a forward-looking estimate of net income, the most directly comparable estimated measure calculated in accordance with GAAP, without unreasonable efforts because the Company is unable to predict, forecast or determine the probable significance of certain items impacting these estimates, including interest expense, taxes, closure and impairment charges and share-based compensation, with a reasonable degree of accuracy. Accordingly, the most directly comparable forward-looking GAAP estimate is not provided. FY 2024 53rd Week Impact GAAP Net Income $40,930 $5,498 (+) Depreciation & amortization 111,746 0 (+) Interest expense 20,933 402 (+) Income tax benefit (16,744) (119) EBITDA $156,865 $5,781 Adjustments Share-based compensation, net 5,584 0 Restructuring expenses 1,643 0 CEO transition expenses 8,574 0 Strategic transformation expenses 16,603 0 Employee benefits policy change (5,284) 0 Impairments and store closing costs 22,942 0 Goodwill impairment 4,690 0 Adjusted Reported EBITDA $211,617 $5,781 1Q25 GAAP Net Income $4,844 (+) Depreciation & amortization 29,154 (+) Interest expense 5,822 (+) Income tax benefit (3,595) EBITDA $36,225 Adjustments Share-based compensation, net 2,625 Strategic transformation expenses 3,298 Impairments and store closing costs 700 Proxy contest expenses 2,958 Adjusted Reported EBITDA $45,806